UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2012

PHARMACYCLICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-26658	94-3148201
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

995 E. Arques Avenue, Sunnyvale, California		xxx
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (408) 774-0330

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

Pharmacyclics, Inc. submitted eighteen abstracts to the American Society of Hematology (“ASH”) which summarize data on PCI-32765 and PCI-24781 to be presented at their annual meeting in Atlanta,GA from December 8 through 11, 2012.  On November 5, 2012, the ASH released such abstracts to the public by posting them on its website. The eighteen abstracts are:

•	Clinical ASH Presentations for BTK Inhibitor Ibrutinib (PCI-32765)

o
Interim Results of an International, Multicenter, Phase 2 Study of Bruton’s Tyrosine Kinase (BTK) Inhibitor, Ibrutinib (PCI-32765), in Relapsed or Refractory Mantle Cell Lymphoma (MCL):  Durable Efficacy and Tolerability with Longer Follow-up

o	The Btk inhibitor Ibrutinib in combination with rituximab is well tolerated and displays profound activity in high-risk Chronic Lymphocytic Leukemia (CLL) patients
o
The Bruton’s Tyrosine Kinase (BTK) Inhibitor Ibrutinib Promotes High Response Rate, Durable Remissions, and Is Tolerable in Treatment Naïve (TN) and Relapsed or Refractory (RR) CLL or SLL Patients Including Patients with High-Risk (HR) Disease: New and Updated Results of 116 Patients in a Phase Ib/II Study

o
The Bruton's Tyrosine Kinase (BTK) Inhibitor, Ibrutinib, has Preferential Activity in the ABC Subtype of Relapsed/Refractory de Novo Diffuse Large B-cell Lymphoma (DLBCL): Interim Results of a Multicenter, Open-label, Phase 2 Study

o	The Bruton’s Tyrosine Inhibitor Ibrutinib (PCI-32765) is Active and Tolerated in Relapsed Follicular Lymphoma
o
Early Changes in Cytokines, Chemokines and Indices of Bone Metabolism in a Phase 2 Study of the Bruton Tyrosine Kinase (Btk) Inhibitor, Ibrutinib (PCI-32765) in Patients with Relapsed or Relapsed/Refractory MM

o
A Phase I Trial of the Bruton’s Tyrosine Kinase (BTK) Inhibitor, Ibrutinib (PCI-32765), in Combination with Rituximab (R) and Bendamustine in Patients with Relapsed/Refractory Non-Hodgkin’s Lymphoma (NHL)

o	Rapid Decrease in Overall Tumor Burden On Ibrutinib (PCI-32765) in CLL Despite Transient Increase in ALC Indicates a Significant Degree of Treatment Induced Cell Death
o	Ibrutinib rapidly improves platelet counts in chronic lymphocytic leukemia / small lymphocytic lymphoma (CLL/SLL) patients and has minimal effects on platelet aggregation

•	Clinical ASH Presentations for HDAC Inhibitor Abexinostat (PCI-24781)

o	A Phase II Multicenter Study of the Histone Deacetylase Inhibitor (HDACi) Abexinostat (PCI-24781) in Relapsed/ Refractory Follicular Lymphoma (FL) and Mantle Cell Lymphoma (MCL)

o
Abexinostat (S 78454), an oral Pan-Histone Deacetylase (HDAC) Inhibitor in patients with refractory or relapsed Hodgkin’s Lymphoma, non-Hodgkin Lymphoma and Chronic Lymphocytic Leukemia. Results of a Phase I dose-escalation study in 35 patients

•	Non-Clinical ASH Presentations

o	In vivo inhibition of BCR activation in high-risk CLL patients on therapy with Bruton’s tyrosine kinase inhibitor Ibrutinib: correlative studies from an ongoing Phase 2 clinical trial
o	In Vivo Effects of Ibrutinib on BCR Signaling, Tumor Cell Activation and Proliferation in Blood and Tissue-Resident Cells of Chronic Lymphocytic Leukemia Patients
o	Global inhibition of Bruton’s Tyrosine Kinase (Btk) Delays the Development and Expansion of Chronic Lymphocytic Leukemia (CLL) in the TCL1 Mouse Model of Disease
o	Ibrutinib Is an Irreversible Molecular Inhibitor of Interleukin-2 Inducible Kinase: Expanding Therapeutic Potential and Modulating a Th1 Selective Pressure in CD4 T-Cells
o	Bruton’s Tyrosine Kinase (BTK) Inhibitor Ibrutinib (PCI-32765) blocks hairy cell leukemia (HCL) survival, proliferation, and BCR signaling: a new therapeutic approach for HCL
o	Activity of Bruton’s Tyrosine Kinase (BTK) Inhibitor Ibrutinib (PCI-32765) in B-cell Acute Lymphoblastic Leukemia (B-ALL)
o	BTK Inhibition Targets In Vivo CLL Proliferation Through Its Effects On B-Cell Receptor Signaling Activity

The full text of the abstracts are attached to this Current Report on Form 8-K as Exhibits 99.1 through 99.18 and incorporated herein by reference.

The information in Item 7.01 of this Form 8-K, and the related exhibits, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act ”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01     Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description of Exhibits

99.1
Abstract - Interim Results of an International, Multicenter, Phase 2 Study of Bruton’s Tyrosine Kinase (BTK) Inhibitor, Ibrutinib (PCI-32765), in Relapsed or Refractory Mantle Cell Lymphoma (MCL):  Durable Efficacy and Tolerability with Longer Follow-up

99.2	Abstract - The Btk inhibitor Ibrutinib in combination with rituximab is well tolerated and displays profound activity in high-risk Chronic Lymphocytic Leukemia (CLL) patients
99.3
Abstract - The Bruton’s Tyrosine Kinase (BTK) Inhibitor Ibrutinib Promotes High Response Rate, Durable Remissions, and Is Tolerable in Treatment Naïve (TN) and Relapsed or Refractory (RR) CLL or SLL Patients Including Patients with High-Risk (HR) Disease: New and Updated Results of 116 Patients in a Phase Ib/II Study

99.4
Abstract - The Bruton's Tyrosine Kinase (BTK) Inhibitor, Ibrutinib, has Preferential Activity in the ABC Subtype of Relapsed/Refractory de Novo Diffuse Large B-cell Lymphoma (DLBCL): Interim Results of a Multicenter, Open-label, Phase 2 Study

99.5	Abstract - The Bruton’s Tyrosine Inhibitor Ibrutinib (PCI-32765) is Active and Tolerated in Relapsed Follicular Lymphoma
99.6
Abstract - Early Changes in Cytokines, Chemokines and Indices of Bone Metabolism in a Phase 2 Study of the Bruton Tyrosine Kinase (Btk) Inhibitor, Ibrutinib (PCI-32765) in Patients with Relapsed or Relapsed/Refractory MM

99.7
Abstract - A Phase I Trial of the Bruton’s Tyrosine Kinase (BTK) Inhibitor, Ibrutinib (PCI-32765), in Combination with Rituximab (R) and Bendamustine in Patients with Relapsed/Refractory Non-Hodgkin’s Lymphoma (NHL)

99.8	Abstract - Rapid Decrease in Overall Tumor Burden On Ibrutinib (PCI-32765) in CLL Despite Transient Increase in ALC Indicates a Significant Degree of Treatment Induced Cell Death
99.9	Abstract - Ibrutinib rapidly improves platelet counts in chronic lymphocytic leukemia / small lymphocytic lymphoma (CLL/SLL) patients and has minimal effects on platelet aggregation
99.10	Abstract - A Phase II Multicenter Study of the Histone Deacetylase Inhibitor (HDACi) Abexinostat (PCI-24781) in Relapsed/ Refractory Follicular Lymphoma (FL) and Mantle Cell Lymphoma (MCL)
99.11
Abstract - Abexinostat (S 78454), an oral Pan-Histone Deacetylase (HDAC) Inhibitor in patients with refractory or relapsed Hodgkin’s Lymphoma, non-Hodgkin Lymphoma and Chronic Lymphocytic Leukemia. Results of a Phase I dose-escalation study in 35 patients

99.12	Abstract - In vivo inhibition of BCR activation in high-risk CLL patients on therapy with Bruton’s tyrosine kinase inhibitor Ibrutinib: correlative studies from an ongoing Phase 2 clinical trial
99.13	Abstract - In Vivo Effects of Ibrutinib on BCR Signaling, Tumor Cell Activation and Proliferation in Blood and Tissue-Resident Cells of Chronic Lymphocytic Leukemia Patients
99.14	Abstract - Global inhibition of Bruton’s Tyrosine Kinase (Btk) Delays the Development and Expansion of Chronic Lymphocytic Leukemia (CLL) in the TCL1 Mouse Model of Disease
99.15	Abstract - Ibrutinib Is an Irreversible Molecular Inhibitor of Interleukin-2 Inducible Kinase: Expanding Therapeutic Potential and Modulating a Th1 Selective Pressure in CD4 T-Cells
99.16	Abstract - Bruton’s Tyrosine Kinase (BTK) Inhibitor Ibrutinib (PCI-32765) blocks hairy cell leukemia (HCL) survival, proliferation, and BCR signaling: a new therapeutic approach for HCL
99.17	Abstract - Activity of Bruton’s Tyrosine Kinase (BTK) Inhibitor Ibrutinib (PCI-32765) in B-cell Acute Lymphoblastic Leukemia (B-ALL)
99.18	Abstract - BTK Inhibition Targets In Vivo CLL Proliferation Through Its Effects On B-Cell Receptor Signaling Activity

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

November 6, 2012

PHARMACYCLICS, INC.

By:	/s/ Joshua T. Brumm
	Name:	Joshua T. Brumm
	Title:	Executive Vice President, Finance

Exhibit Index

Exhibit No.	Description of Exhibits

99.1
Abstract - Interim Results of an International, Multicenter, Phase 2 Study of Bruton’s Tyrosine Kinase (BTK) Inhibitor, Ibrutinib (PCI-32765), in Relapsed or Refractory Mantle Cell Lymphoma (MCL):  Durable Efficacy and Tolerability with Longer Follow-up

99.2	Abstract - The Btk inhibitor Ibrutinib in combination with rituximab is well tolerated and displays profound activity in high-risk Chronic Lymphocytic Leukemia (CLL) patients
99.3
Abstract - The Bruton’s Tyrosine Kinase (BTK) Inhibitor Ibrutinib Promotes High Response Rate, Durable Remissions, and Is Tolerable in Treatment Naïve (TN) and Relapsed or Refractory (RR) CLL or SLL Patients Including Patients with High-Risk (HR) Disease: New and Updated Results of 116 Patients in a Phase Ib/II Study

99.4
Abstract - The Bruton's Tyrosine Kinase (BTK) Inhibitor, Ibrutinib, has Preferential Activity in the ABC Subtype of Relapsed/Refractory de Novo Diffuse Large B-cell Lymphoma (DLBCL): Interim Results of a Multicenter, Open-label, Phase 2 Study

99.5	Abstract - The Bruton’s Tyrosine Inhibitor Ibrutinib (PCI-32765) is Active and Tolerated in Relapsed Follicular Lymphoma
99.6
Abstract - Early Changes in Cytokines, Chemokines and Indices of Bone Metabolism in a Phase 2 Study of the Bruton Tyrosine Kinase (Btk) Inhibitor, Ibrutinib (PCI-32765) in Patients with Relapsed or Relapsed/Refractory MM

99.7
Abstract - A Phase I Trial of the Bruton’s Tyrosine Kinase (BTK) Inhibitor, Ibrutinib (PCI-32765), in Combination with Rituximab (R) and Bendamustine in Patients with Relapsed/Refractory Non-Hodgkin’s Lymphoma (NHL)

99.8	Abstract - Rapid Decrease in Overall Tumor Burden On Ibrutinib (PCI-32765) in CLL Despite Transient Increase in ALC Indicates a Significant Degree of Treatment Induced Cell Death
99.9	Abstract - Ibrutinib rapidly improves platelet counts in chronic lymphocytic leukemia / small lymphocytic lymphoma (CLL/SLL) patients and has minimal effects on platelet aggregation
99.10	Abstract - A Phase II Multicenter Study of the Histone Deacetylase Inhibitor (HDACi) Abexinostat (PCI-24781) in Relapsed/ Refractory Follicular Lymphoma (FL) and Mantle Cell Lymphoma (MCL)
99.11
Abstract - Abexinostat (S 78454), an oral Pan-Histone Deacetylase (HDAC) Inhibitor in patients with refractory or relapsed Hodgkin’s Lymphoma, non-Hodgkin Lymphoma and Chronic Lymphocytic Leukemia. Results of a Phase I dose-escalation study in 35 patients

99.12	Abstract - In vivo inhibition of BCR activation in high-risk CLL patients on therapy with Bruton’s tyrosine kinase inhibitor Ibrutinib: correlative studies from an ongoing Phase 2 clinical trial
99.13	Abstract - In Vivo Effects of Ibrutinib on BCR Signaling, Tumor Cell Activation and Proliferation in Blood and Tissue-Resident Cells of Chronic Lymphocytic Leukemia Patients
99.14	Abstract - Global inhibition of Bruton’s Tyrosine Kinase (Btk) Delays the Development and Expansion of Chronic Lymphocytic Leukemia (CLL) in the TCL1 Mouse Model of Disease
99.15	Abstract - Ibrutinib Is an Irreversible Molecular Inhibitor of Interleukin-2 Inducible Kinase: Expanding Therapeutic Potential and Modulating a Th1 Selective Pressure in CD4 T-Cells
99.16	Abstract - Bruton’s Tyrosine Kinase (BTK) Inhibitor Ibrutinib (PCI-32765) blocks hairy cell leukemia (HCL) survival, proliferation, and BCR signaling: a new therapeutic approach for HCL
99.17	Abstract - Activity of Bruton’s Tyrosine Kinase (BTK) Inhibitor Ibrutinib (PCI-32765) in B-cell Acute Lymphoblastic Leukemia (B-ALL)
99.18	Abstract - BTK Inhibition Targets In Vivo CLL Proliferation Through Its Effects On B-Cell Receptor Signaling Activity